American Century Mutual Funds, Inc.

PROSPECTUS SUPPLEMENT

TAX-MANAGED VALUE FUND
Supplement dated May 13, 2002 * Investor Class Prospectus dated March 1, 2002

The following replaces the chart under the heading "Average Annual Total
Returns" on page 3 of the Investor Class prospectus.

     For the calendar year ended December 31, 2001      1 year   Life of fund(1)
     ---------------------------------------------------------------------------
     Tax-Managed Value

     Return Before Taxes                                6.78%         6.93%

     Return After Taxes on Distributions                6.34%         6.38%

     Return After Taxes on Distributions
     And Sale of Fund Shares                            4.12%         5.31%

     Russell 1000 Value Index(2)                       -5.59%         2.46%

     S&P 500/Barra Value Index(2)                     -11.71%         0.95%
     (reflects no deduction for fees, expenses or taxes)

    (1) The inception date of Tax-Managed Value is March 31, 1999.

    (2) The fund's benchmark was changed to the Russell 1000 Value effective
        October 2001. The Russell 1000 Value Index, which uses a more discerning methodology that relies upon two variables for determining value, is a more consistent short-term indicator of the performance of value stocks than the S&P 500/Barra Value Index.

SH-SPL-29972   0205